Exhibit 99.2
Williams Partners L.P. 2006 2nd Quarter Earnings August 8, 2006

Williams Partners L.P. is a limited partnership recently formed by The Williams Companies, Inc. (Williams). Our reports, filings, and other public announcements might contain or incorporate by reference forward-looking statements - statements that do not directly or exclusively relate to historical facts. Forward-looking statements can be identified by words such as "anticipate," believe," "could," "continue," "estimate," "expect," "forecast," "may," "plan," "potential," "project," "schedule," "will," and other similar words. Similarly, statements that describe our future plans, objectives or goals are also forward-looking statements. These statements are based on our intentions, beliefs, and assumptions about future events and are subject to risks, uncertainties, and other factors. Actual results could differ materially from those contemplated by the forward- looking statements. In addition to any assumptions and other factors referred to specifically in connection with such statements, other factors could cause our actual results to differ materially from the results expressed or implied in any forward-looking statements. Those factors include, among others: We may not have sufficient cash from operations to enable us to pay the minimum quarterly distribution following establishment of cash reserves and payment of fees and expenses, including payments to our general partner. Because of the natural decline in production from existing wells and competitive factors, the success of our gathering and transportation businesses depends on our ability to connect new sources of natural gas supply, which is dependent on factors beyond our control. Any decrease in supplies of natural gas could adversely affect our business and operating results. Our processing, fractionation and storage businesses could be affected by any decrease in the price of natural gas liquids or a change in the price of natural gas liquids relative to the price of natural gas. Lower natural gas and oil prices could adversely affect our fractionation and storage businesses. We depend on certain key customers and producers for a significant portion of our revenues and supply of natural gas and natural gas liquids. The loss of any of these key customers or producers could result in a decline in our revenues and cash available to pay distributions. If third-party pipelines and other facilities interconnected to our pipelines and facilities become unavailable to transport natural gas and natural gas liquids or to treat natural gas, our revenues and cash available to pay distributions could be adversely affected. Our future financial and operating flexibility may be adversely affected by restrictions in our indenture and by our leverage. Williams' credit agreement and Williams' public indentures contain financial and operating restrictions that may limit our access to credit. In addition, our ability to obtain credit in the future will be affected by Williams' credit ratings. Our general partner and its affiliates have conflicts of interest and limited fiduciary duties, which may permit them to favor their own interests to the detriment of our unitholders. Our partnership agreement limits our general partner's fiduciary duties to our unitholders and restricts the remedies available to unitholders for actions taken by our general partner that might otherwise constitute breaches of fiduciary duty. Even if unitholders are dissatisfied, they cannot currently remove our general partner without its consent. You may be required to pay taxes on your share of our income even if you do not receive any cash distributions from us. Our operations are subject to operational hazards and unforeseen interruptions for which we may or may not be adequately insured. In light of these risks, uncertainties, and assumptions, the events described in the forward-looking statements might not occur or might occur to a different extent or at a different time that we have described. Except as required by securities laws, we undertake no obligation to publicly update or revise any forward- looking statements, whether as a result of new information, future events or otherwise. Forward Looking Statements

Headlines Four Corners transaction closed June 20 Strong 2Q06 earnings Cash distribution increased 12% WMB Announcement

Four Corners Transaction Overview Transaction closed on June 20. WPZ acquired a 25.1% interest in WMB's Four Corners LLC for $360 million Transaction financed with the issuance of equity and debt $150 million 7.5% Senior Notes due 2011 Equity offering - issued 7,590,000 common units Four Corners' assets generate stable free cash flow and add geographical diversity to WPZ's portfolio

Distributions Financial Overview 11/14/05 2/14/06 5/15/06 8/14/06 0 1,000 2,000 3,000 4,000 5,000 6,000 7,000 8,000 9,000 10,000 $ in Millions GP Interest LP Interest Pro-rated for the 39-day period following the IPO closing date 8/23/05 - 9/30/05

Financial Overview Mary Jane Bittick

Partnership Results Net Income - 2005 * $8.6 $15.4 Higher Storage and Fractionation Revenues 2.0 4.2 Conway Product Sales Margins (0.4) (0.1) Higher Conway Cavern Workover Expense (1.8) (3.2) Higher Conway Fuel and Power Costs (0.8) (2.2) Lower Cavern Empty Product Gain and Other (1.7) (0.8) Higher General and Administrative Expense (1.2) (2.5) Higher Four Corners Equity Earnings 1.2 3.1 Higher Discovery Equity Earnings 1.7 3.2 Lower Interest Expense 2.3 5.1 Other 0.1 0.4 Net Income - 2006 * $10.0 $22.6 Dollars in millions * Restated to include 25.1% of Four Corners' Earnings. Financial Overview 2nd Quarter YTD $7.2 $1.4

Four Corners Results Four Corners - 100% Consolidated Financial Results: Net Income - 2005 $26.8 $52.7 Higher NGL Sales Margins 8.9 9.9 Higher Condensate Revenue - prior period adjustment 1.9 1.9 Higher Gathering and Processing Revenues 1.8 6.5 Higher Fuel and System Loss Expense (3.0) (5.2) Higher Operating and Maintenance Expense (4.8) (6.0) Higher General and Administrative Expense (1.5) (0.4) Other 1.4 5.6 Net Income - 2006 $31.5 $65.0 Williams Partners' 25.1 percent interest $7.9 $16.3 Increase from prior period for our 25.1 percent interest $1.2 $3.1 Financial Overview 2nd Quarter YTD Dollars in millions $12.3 $4.7

Dollars in millions Discovery Results Discovery - 100% Consolidated Financial Results: Net Income - 2005 $1.7 $7.3 Higher Revenues from Open Season Agreements 0.8 10.7 Gas Processing Margins* 2.7 - Transportation, Gathering and Fractionation Revenues* 0.2 (1.2) Contractual deficiency payment - 1Q05 - (1.4) Lower Other Expense - Net 0.5 (0.1) Net Income - 2006 $5.9 $15.3 Williams Partners' 40 percent interest $2.3 $6.1 Increase from prior period for our 40 percent interest $1.7 $3.2 Financial Overview 2nd Quarter YTD $8 $4.2 * Less Open Season Agreements

2006 2005 2006 2005 Williams Partners L.P. excluding equity method investments $2.5 $5.0 $5.3 $7.0 Four Corners - our 25.1% interest 10.4 9.2 21.3 18.1 Discovery - our 40% interest 4.7 3.0 10.7 7.5 Total $17.6 $17.2 $37.3 $32.6 Adjusted EBITDA Financial Overview Dollars in millions 2nd Quarter YTD Note: Adjusted EBITDA is a non-GAAP measure. A reconciliation to its most relevant measure included in GAAP is included at the end of this presentation.

2006 2005 2006 2005 Williams Partners L.P. excluding equity method investments $2.0 $4.5 $4.8 $6.1 Four Corners - our 25.1% interest 9.0 8.8 18.6 17.1 Discovery - our 40% interest 4.7 3.1 10.8 7.0 Total $15.7 $16.4 $34.2 $30.2 Distributable Cash Flow Financial Overview Dollars in millions 2nd Quarter YTD Note: Distributable Cash Flow is a non-GAAP measure. A reconciliation to its most relevant measure included in GAAP is included at the end of this presentation.

Cash balance at March 31, 2006 $4.3 Cash flow from operations - YTD 11.7 Four Corners transaction: Purchase price ($360.0) Net proceeds from debt and equity offerings 376.8* 16.8 WPZ distributions paid (5.4) Other miscellaneous 0.1 Cash Balance at June 30, 2006 $27.5 Financial Overview Williams Partners L.P. Cash Information Dollars in millions Note: *Includes GP contributions

Operations Review Alan Armstrong Chief Operating Officer

NGL Services Segment Update Strong increase in storage contract revenues Fractionator inlet volumes steady despite turnaround Entered low sulfur natural gasoline storage business Kansas Department of Health and Environment workover program accelerating: two rigs working to complete 30+ caverns in 2006 Operations Review

Operations Review

Gathering and Processing Update: Discovery

- **Strong NGL margins in 2Q are the primary driver of financial results**
- **Traditional gathering volumes recovered to pre-hurricane levels**
- **Tahiti:**
  - Q4 2007 commissioning
  - $69MM expected total cost (100%)
  - 400 – 500 MMBOE potentially recoverable reserves
- **Secured & Potential Prospects:**
  - Gomez
  - Pony / Knotty Head
  - Tonga
  - Processing behind TETCO


LOUISIANA
Gulf of Mexico
Lower Tertiary Play
Existing Dedicated Blocks
Discovery System
Pipeline Expansion Project
0 3.5 7 14 21 28
Miles

© 2006 Williams Partners L.P. All rights reserved.

Williams Partners L.P. Second Quarter Earnings / Tuesday, August 8, 2006 / 15

Gathering and Processing Update: Four Corners Acquisition 3,500 miles of gathering 6,400 receipt points Gathers approximately 37% of the basin's natural gas production Three processing plants with 760 MMcf/d of inlet capacity and 41 mbp/d of liquids extraction capacity Two treating plants with 750 MMcf/d capacity 400,000 HP of compression Increasing demand for lower pressures and higher reliability Operations Review

Four Corners Current Operations $12.3 MM Net Income Increase over 2005 YTD $37 MM liquids margin for 2006 YTD $10 MM increase over 2005 5.0% increase in Equity NGL Production $6.3 MM increase in fee-based revenues Pressure on Operational Costs Intense focus on reliability Producers accelerating drilling plans Operations Review

Key Points 2Q '06 earnings up 16% vs 2Q '05 YTD distributable cash flow up 13% vs YTD '05 Quarterly cash distribution has increased 21% since IPO Discovery traditional gas volumes recovered Conway storage revenues continue growth Value of reliability: Customer Impacted Volumes Solid growth prospects Operations Review

Q&A

Non-GAAP Reconciliations

Non-GAAP Disclaimer This presentation includes certain financial measures, Adjusted EBITDA Excluding Investment in Four Corners and Discovery, in our case, and Adjusted EBITDA in Four Corners' and Discovery's case, and Distributable Cash Flow that are non-GAAP financial measures as defined under the rules of the Securities and Exchange Commission. For Williams Partners L.P., we define Adjusted EBITDA Excluding Investment in Four Corners and Discovery as the sum of net income (loss) plus interest (income) expense and depreciation and accretion, and the amortization of a natural gas contract, less our equity earnings in Four Corners and Discovery and we also adjust for certain non-cash, non-recurring items. For Four Corners and Discovery, we define Adjusted EBITDA as net income plus interest (income) expense, depreciation, amortization and accretion. We also adjust for certain non-cash, non-recurring items. Our equity share of Four Corners' Adjusted EBITDA is 25.1% and our equity share of Discovery's Adjusted EBITDA is 40%. For Williams Partners L.P. we define Distributable Cash Flow as net income (loss) plus the non-cash affiliate interest expense associated with the advances from affiliate that were forgiven by Williams, depreciation and accretion, and the amortization of a natural gas contract, less our equity earnings in Four Corners and Discovery, as well as adjustments for certain non-cash, non-recurring items, plus reimbursements from Williams under an omnibus agreement and less maintenance capital expenditures. For Four Corners and Discovery we define Distributable Cash Flow as net income (loss) plus depreciation and accretion and less maintenance capital expenditures. Our equity share of Four Corners' Distributable Cash Flow is 25.1% and our equity share of Discovery's Distributable Cash Flow is 40%. This presentation is accompanied by a reconciliation of these non-GAAP financial measures to their nearest GAAP financial measures. Management uses these financial measures because they are widely accepted financial indicators used by investors to compare company performance. In addition, management believes that these measures provide investors an enhanced perspective of the operating performance of the Partnership's assets and the cash that the business is generating. Neither Adjusted EBITDA nor Distributable Cash Flow are intended to represent cash flows for the period, nor are they presented as an alternative to net income (loss) or cash flow from operations. They should not be considered in isolation or as substitutes for a measure of performance prepared in accordance with United States generally accepted accounting principles.

WPZ Adjusted EBITDA Excluding Equity Method Investments Non-GAAP Reconciliation 2nd Qtr YTD 2006 2005 2006 2005 Dollars in millions Net income 10.0 $ 8.6 $ 22.6 $ 15.4 $ Interest expense - net 0.5 2.9 0.6 5.9 Depreciation and accretion 0.9 0.9 1.8 1.8 Amortization of natural gas purchase contract 1.3 0.0 2.7 0.0 Equity earnings (10.2) (7.4) (22.4) (16.1) Adjusted EBITDA excluding equity method investments 2.5 $ 5.0 $ 5.3 $ 7.0 $ Reconciliation of Non-GAAP "Adjusted EBITDA Excluding Method Investments" to GAAP "Net income"

Four Corners Adjusted EBITDA Reconciliation Non-GAAP Reconciliation 2nd Quarter YTD 2006 2005 2006 2005 Dollars in millions Net Income 31.5 $ 26.8 $ 65.0 $ 52.7 $ Depreciation and amortization 10.0 9.7 19.8 19.4 Adjusted EBITDA - 100% 41.5 $ 36.5 $ 84.8 $ 72.1 $ Adjusted EBITDA - 25.1% 10.4 $ 9.2 $ 21.3 $ 18.1 $ Reconciliation of Non-GAAP "Adjusted EBITDA" to GAAP "Net income"

Discovery Producer Services Adjusted EBITDA Reconciliation Non-GAAP Reconciliation 2nd Qtr YTD 2006 2005 2006 2005 Dollars in millions Net Income 5.9 $ 1.7 $ 15.3 $ 7.3 $ Interest income (0.5) (0.4) (1.3) (0.7) Depreciation and accretion 6.4 6.1 12.8 12.2 Adjusted EBITDA - 100% 11.8 $ 7.4 $ 26.8 $ 18.8 $ Adjusted EBITDA - 40% 4.7 $ 3.0 $ 10.7 $ 7.5 $ Reconciliation of Non-GAAP "Adjusted EBITDA" to GAAP "Net income"

WPZ Distributable Cash Flow Reconciliation Non-GAAP Reconciliation 2nd Qtr YTD 2006 2005 2006 2005 Dollars in millions Net income 10.0 $ 8.6 $ 22.6 $ 15.4 $ Affiliate interest expense (a) 0.0 2.8 0.0 5.6 Depreciation and accretion 0.9 0.9 1.8 1.8 Amortization of natural gas purchase contract 1.3 0.0 2.7 0.0 Equity earnings (10.2) (7.4) (22.4) (16.1) Reimbursements from Williams under omnibus agreement 1.2 0.0 2.4 0.0 Maintenance capital expenditures (1.2) (0.4) (2.3) (0.6) Distributable Cash Flow 2.0 $ 4.5 $ 4.8 $ 6.1 $ Reconciliation of Non-GAAP "Distributable Cash Flow" to GAAP "Net income" (a) Distributable cash flow includes the affiliate interest expense associated with the advances from affiliate that were forgiven by Williams in connection with our initial public offering. This interest expense did not result in a cash outlay for the Williams Partners Predecessor entity.

Four Corners Distributable Cash Flow Reconciliation Non-GAAP Reconciliation 2nd Quarter YTD 2006 2005 2006 2005 Dollars in millions Net Income 31.5 $ 26.8 $ 65.0 $ 52.7 $ Depreciation and amortization 10.0 9.7 19.8 19.4 Maintenance capital expenditures (a) (5.5) (1.6) (10.8) (4.2) Distributable Cash Flow - 100% 36.0 $ 34.9 $ 74.0 $ 67.9 $ Distributable Cash Flow - 25.1% 9.0 $ 8.8 $ 18.6 $ 17.1 $ Reconciliation of Non-GAAP "Distributable Cash Flow" to GAAP "Net income" (a) Maintenance capital expenditures for Four Corners includes well connection capital.

Discovery Producer Services Distributable Cash Flow Reconciliation Non-GAAP Reconciliation 2nd Quarter YTD 2006 2005 2006 2005 Dollars in millions Net Income 5.9 $ 1.7 $ 15.3 $ 7.3 $ Depreciation and accretion 6.4 6.1 12.8 12.2 Maintenance capital expenditures (0.6) (0.1) (1.0) (2.0) Distributable Cash Flow - 100% 11.7 $ 7.7 $ 27.1 $ 17.5 $ Distributable Cash Flow - 40% 4.7 $ 3.1 $ 10.8 $ 7.0 $ Reconciliation of Non-GAAP "Distributable Cash Flow" to GAAP "Net income"

Williams Partners L.P.